UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 16, 2007

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota		55014
(Address of Principal Executive Offices)		(Zip Code)

(651) 784-1250
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.   Results of Operations and Financial Condition.

          On November 16, 2007, Northern Technologies International Corporation (“NTIC”) filed an amendment to its annual report on Form 10-KSB for the fiscal year ended August 31, 2006 to include a new opinion of NTIC’s independent registered public accounting firm and to add additional disclosure in Note 8 to NTIC’s consolidated financial statements contained therein to clarify that the financial statements of NTIC’s foreign joint ventures were prepared using accounting  principles accepted in the joint ventures’ country of domicile and that amounts related to NTIC’s foreign joint ventures reported in the tables in Note 8 to NTIC’s consolidated financial statements and the financial statements contained in the Form 10-KSB have been adjusted to approximate generally accepted accounting principles in the United States of America in all material respects.  The foregoing changes to the Form 10-KSB do not affect in any respect NTIC’s consolidated financial statements included in the Form 10-KSB.

          The information contained in this Item 2.02 and Exhibit 99.1 attached to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by NTIC under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

            (c)    Exhibits.  The following exhibit is filed or furnished herewith:

Exhibit No.	Description

99.1	Amendment No. 1 to Annual Report on Form 10-KSB for the fiscal year ended August 31, 2006.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

By:

Matthew C. Wolsfeld
Chief Financial Officer
Dated: November 16, 2007

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

99.1	Amendment No. 1 to Annual Report on Form 10-KSB for the fiscal year ended August 31, 2006

Incorporated by reference to Amendment No. 1 to Annual Report on Form 10-KSB for the fiscal year ended August 31, 2006 as filed with the Securities and Exchange Commission by Northern Technologies International Corporation  on November 16, 2007 (SEC File No. 001-11038)